UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2006

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SECURITY CAPITAL ASSURANCE LTD
(Exact name of registrant as specified in its charter)

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Bermuda	001-32950	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Bermudiana Road, Hamilton, Bermuda HM 11
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 292 8515

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On December 11, 2006, the offer to exchange being conducted by the Registrant and XL Capital Ltd (“XL”) expired at 5:00 p.m., Eastern Standard Time. Based on the final count of the depositary for the offer, certain eligible employees of the Registrant or its subsidiaries properly tendered 440,532 eligible stock options and 96,619 eligible unvested restricted Class A Ordinary Shares of XL for exchange and did not withdraw them. The Registrant will grant LTIP Awards (as defined in the offer to exchange) for such eligible stock options and eligible unvested restricted Class A Ordinary Shares of XL pursuant to the terms of the offer to exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2006

SECURITY CAPITAL ASSURANCE LTD
(Registrant)

By:      /s/ Kirstin Romann Gould
Name: Kirstin Romann Gould
Title:  Secretary